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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-57503, 33-60157, 333-05463, 333-21007, 333-77765 and 333-94451.

                                                         /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
   March 24, 2000